Defiance Daily Target 2X Long MRNA ETF (MRNX)

(the “Fund”)

listed on NYSE Arca, Inc.

November 17, 2025

Supplement to the Prospectus,
and Statement of Additional Information (“SAI”),
each dated October 27, 2025

Effective immediately, the Fund’s listing exchange has been changed to NYSE Arca, Inc. Accordingly, all references to the Fund’s listing exchange in the Prospectus and SAI are hereby amended and restated to reflect NYSE Arca, Inc.

Please retain this Supplement for future reference.